UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026

Paramount Skydance Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42791	99-3917985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	PSKY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)       Transfer of Listing.

Transfer of Listing from Nasdaq to NYSE

On September 25, 2026, Paramount Skydance Corporation, a Delaware corporation (the “Company”), acting pursuant to authorization from its Board of Directors (the “Board”), determined to voluntarily withdraw the listing of its Class B common stock, par value $0.001 per share (the “Class B Common Stock”), from The Nasdaq Global Select Market (“Nasdaq”) and transfer the listing to the New York Stock Exchange (the “NYSE”). The Company expects that the listing and trading of the Class B Common Stock on Nasdaq will end at market close on or about October 5, 2026, and that trading will begin on the NYSE at market open on or about October 6, 2026.

Item 7.01.	Regulation FD Disclosure.

Warrant Distribution Record Date

The Board has set a record date of the close of business on October 5, 2026 (the “Record Date”) for the Company’s previously announced distribution of warrants (“Warrants”) to purchase shares of Class B Common Stock. The Company expects to distribute the Warrants on or about October 13, 2026 (the “Issue Date”). The distribution of the Warrants is contingent on the closing of the previously announced acquisition by the Company of Warner Bros. Discovery, Inc. (the “WBD Merger”); however, the WBD Merger is subject to further closing conditions, and the ultimate timing for the closing of the WBD Merger, if any, is not yet certain. As a result, the Company may, at its discretion, choose to cancel the Record Date and/or the Issue Date or postpone the Record Date and/or the Issue Date to a later date. If the Record Date and/or the Issue Date is cancelled or postponed, the Company will issue a public announcement of such change in a manner that complies with the rules of the exchange where the Company is then listed.

As previously disclosed on April 7, 2026, a special committee of the Board that was established in connection with the Company’s approval of the WBD Merger recommended to the Board the declaration of a distribution of Warrants to holders of Class B Common Stock as of the Record Date, excluding each of Lawrence J. Ellison, David F. Ellison, Gerald J. Cardinale, The Lawrence J. Ellison Revocable Trust, u/a/d 1/22/88, as amended, and RedBird Capital Partners Fund IV (Master), L.P. or any of their respective affiliates, successors or transferees (collectively, the “Restricted Holders”).

On the Issue Date, each share of Class B Common Stock held by a stockholder as of the Record Date, other than the Restricted Holders (including any of the Company’s wholly owned subsidiaries that own Class B Common Stock), the Paramount Global 401(k) Plan and the Paramount Global Master Trust, will receive one (1) Warrant, rounded down to the nearest whole Warrant. The Company expects to issue approximately 470 million Warrants on the Issue Date. Shares of Class B Common Stock held by the Paramount Global 401(k) Plan and the Paramount Global Master Trust will, in lieu of receiving Warrants in the warrant distribution, receive shares of Class B Common Stock.

If issued, each Warrant initially will entitle the holder thereof to purchase one (1) share of Class B Common Stock at an initial exercise price per share equal to the average of the daily volume-weighted average price of the Class B Common Stock for the twenty (20) trading days ending on (and including) the third (3rd) business day prior to the closing of the WBD Merger, subject to a maximum of $16.02 per share and a minimum of $12.00 per share. The exercise price of the Warrants will be subject to certain anti-dilution and other adjustments. The Company intends to apply to list the Warrants for trading on the NYSE, subject to applicable approvals, and the Warrants will trade separately from the Company’s Class B Common Stock.

The Warrants will expire and cease to be exercisable at the earlier of (i) 5:00 p.m., New York City time, on the date that is the tenth (10th) anniversary of the Issue Date or (ii) an earlier expiration date that the Company may designate following the third (3rd) anniversary of the Issue Date, if within any period of thirty (30) consecutive trading days following such third (3rd) anniversary, there are at least twenty (20) trading days (whether or not consecutive), including the trading day immediately preceding the date on which the Company issues the early expiration notice, on which the closing sale price of the Class B Common Stock is at least equal to $30.00 initially, which price will be subject to certain anti-dilution adjustments.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, including, without limitation, the Warrants or the shares of Class B Common Stock issuable upon exercise of the Warrants. Any offers, solicitations of offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the declaration of the Record Date, the Company posted a document containing questions and answers (the “Warrant Distribution FAQ”) regarding the Warrant distribution on the Investor Relations section of the Company’s website.

The information furnished pursuant to this Item 7.01, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by reference in such filing.

Cautionary Note Concerning Forward-Looking Statements

This communication contains “forward-looking statements” regarding the timing and terms of any distribution of Warrants and the timing and expectations regarding the proposed listing on the NYSE of the Class B Common Stock and Warrants. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the WBD Merger will not be satisfied; the possibility that the WBD Merger will not be completed in the expected timeframe or at all; damage to the Company’s reputation or brands; volatility in the price of the Class B Common Stock and any Warrants; the effect the Company’s dual-class capital structure and the concentrated ownership may have on the price of its Class B Common Stock; risks associated with the Company’s status as a “controlled company” under Nasdaq rules and, following the transfer of listing described in Item 3.01 of this Current Report on Form 8-K, NYSE rules, including its exemption from certain corporate governance requirements; and risks associated with the lack of voting rights of the Class B Common Stock. A further list and description of these risks, uncertainties and other factors and the general risks associated with the Company can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 25, 2026, and the Company’s Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on August 4, 2026, including, in each case, in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and the Company’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov. The Company undertakes no obligation to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99	Warrant Distribution FAQ
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT SKYDANCE CORPORATION

By:	/s/ Stephanie Kyoko McKinnon
	Name:	Stephanie Kyoko McKinnon
	Title:	General Counsel and Secretary

Date: September 25, 2026